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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We consent to the incorporation by reference in the registration statement on Form S-8 of Sionix Corporation of our report dated December 8, 2000 on our audit of the financial statements of Sionix Corporation as of September 30, 2000, and the results of its operations and cash flows for the year ended September 30, 2000.


/s/ CACCIAMATTA ACCOUNTANCY CORPORATION
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Cacciamatta Accountancy Corporation


Irvine, California
February 6, 2001